UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2004 (December 15, 2004)

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 624-3000

(Former name or former address, if changed since last report)

P. O. Box 7997, Shawnee Mission, Kansas 66207-0997

(Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Merger Agreement.

On December 15, 2004, Sprint Corporation and Nextel Communications, Inc. entered into a definitive merger agreement, pursuant to which Nextel will, subject to satisfaction or waiver of the conditions set forth in the merger agreement, merge into a wholly owned subsidiary of Sprint. Upon consummation of the merger, Sprint’s name will be changed to Sprint Nextel Corporation.

Under the terms of the merger agreement, existing Sprint shares will remain outstanding and each Nextel common share will be converted into Sprint Nextel common shares and a small per share amount in cash, with a total value equal to 1.3 Sprint Nextel common shares. Nextel voting common shares will convert into Sprint Nextel voting common shares, and Nextel non-voting common shares will convert into Sprint Nextel non-voting common shares. The exact stock/cash allocation will be determined at closing of the merger in order to facilitate the spin-off of Sprint’s local telecommunications business on a tax-free basis. The aggregate amount of the cash payment will not exceed $2.8 billion. The Sprint Series 1 FON Common Stock and Series 2 FON Common Stock will be redesignated as Series 1 Common Stock and Series 2 Common Stock, respectively, and the par value will be decreased to $.01 per share for each series. Each outstanding option to purchase Nextel common shares will be converted into an option to purchase a number of Sprint Nextel common shares equal to the number of Nextel common shares for which such option may be exercised multiplied by 1.3, at an exercise price equal to the original exercise price divided by 1.3.

The Sprint Nextel Board of Directors will consist of 12 directors, six from each company, including two co-lead independent directors, one from Sprint and one from Nextel. Sprint Nextel will have its executive headquarters in Reston, Virginia, and its operational headquarters in Overland Park, Kansas. Gary D. Forsee, Chairman and Chief Executive Officer of Sprint, will become President and Chief Executive Officer of Sprint Nextel. Timothy M. Donahue, Nextel’s President and Chief Executive Officer, will become Chairman.

The merger is expected to close in the second half of 2005 and is subject to shareholder and regulatory approvals, as well as other customary closing conditions. The merger agreement contains certain termination rights for each of Nextel and Sprint and further provides that, upon termination of the merger agreement under specified circumstances involving an alternative transaction, each party may be required to pay the other a termination fee of $1 billion.

Following the closing of the merger, Sprint Nextel intends to spin off Sprint’s local telecommunications business to the Sprint Nextel shareholders in a transaction that is expected to be tax free.

The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is filed as Exhibit 2 and incorporated herein by reference.

Amendment to Employment Agreement.

On December 15, 2004, Sprint, a wholly owned subsidiary of Sprint and Mr. Forsee entered into an amendment to Mr. Forsee’s employment agreement, dated as of March 19, 2003 and previously filed as Exhibit 10(c) to Sprint’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. The amendment provides that, following the merger, Mr. Forsee will serve as the Chief Executive Officer and President of Sprint-Nextel, confirms that the merger will not constitute a change in control under his employment agreement and clarifies that not being Chairman of the Board and that the performance of his services at Sprint Nextel’s executive headquarters in Reston, Virginia will not be a “Constructive Discharge” under his employment agreement. The amendment will be effective upon the closing of the merger.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10 and incorporated herein by reference.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including expected synergies resulting from the combination of Sprint and Nextel, combined operating and financial data, future technology plans, and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the failure to realize capital and operating expense synergies; the result of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the new company in connection with consummation of the merger; approval of the merger by the stockholders of Sprint and Nextel and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Sprint’s reports filed with the SEC, including its annual report on Form 10-K/A for the year ended December 31, 2003 and quarterly report on Form 10-Q for the quarterly period ended September 30, 2004. This document speaks only as of its date, and Sprint disclaims any duty to update the information herein.

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SHAREHOLDERS OF SPRINT AND SHAREHOLDERS OF NEXTEL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/ PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMBINATION. The final joint proxy statement/prospectus will be mailed to shareholders of Sprint and shareholders of Nextel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from Sprint Investor Relations at Sprint Corporation – Investor Relations, 6200 Sprint Parkway, Overland Park, Kansas 66251, or call 800-259-3755, Option 1, or from Nextel Investor Relations at 2001 Edmund Halley Drive, Reston, Virginia 20191 or call 703-433-4300.

Participants in Solicitation

Sprint, Nextel and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Sprint’s participants is set forth in the proxy statement, dated March 16, 2004, for Sprint’s 2004 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Nextel’s participants is set forth in the proxy statement, dated April 2, 2004, for Nextel’s 2004 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Sprint and Nextel in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.

Item 9.01    Financial Statements and Exhibits

(c)         Exhibits

Number	Exhibit

2	Agreement and Plan of Merger, dated as of December 15, 2004, by and among Sprint Corporation, Nextel Communications, Inc. and S-N Merger Corp.

10	Amendment No. 1 dated as of December 15, 2004, to the Employment Agreement dated as of March 19, 2003 by and among Sprint Corporation, Sprint/United Management Company and Gary D. Forsee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPRINT CORPORATION

Date: December 17, 2004	By:	/S/ MICHAEL T. HYDE
Michael T. Hyde Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

2	Agreement and Plan of Merger, dated as of December 15, 2004, by and among Sprint Corporation, Nextel Communications, Inc. and S-N Merger Corp.

10	Amendment No. 1 dated as of December 15, 2004, to the Employment Agreement dated as of March 19, 2003 by and among Sprint Corporation, Sprint/United Management Company and Gary D. Forsee.

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